EXHIBIT 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 28

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 28 (“Amendment No. 28”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to individually as a “Party” or jointly as the “Parties”.

BACKGROUND

The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP"), and the Collective Resolution 2.0 Memorandum of Agreement dated December 21, 2018, and now desire to again amend the SBP.

A.	This Amendment No. 28 incorporates the agreements set forth in Sections 10, 11, 12, and 13 of the Collective Resolution 2.0 Memorandum of Agreement dated December 21, 2018 (“MOA”).

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
The SBP is hereby amended by deleting the SBP Table of Contents listing of Attachments and replacing it in its entirety with a new Table of Contents listing of Attachments, attached hereto as Exhibit 1.

2.	The SBP is hereby amended by deleting the SBP Table of Amendments Page 4 and replacing it in its entirety with a new Table of Amendments Page 4, attached hereto as Exhibit 2.

3.	The SBP is hereby amended by deleting SBP Section 4.1.3 “Shipset Price for Shipsets [*****]” and replacing it in its entirety with a new SBP Section 4.1.3, attached hereto as Exhibit 3.

4.	The SBP is hereby amended by deleting SBP Section 4.10 “Risk Sharing” and replacing it in its entirety with a new SBP Section 4.10, attached hereto as Exhibit 4.

5.	The SBP is hereby amended by adding a new SBP Section 4.12.1 “Cost Visibility”, attached hereto as Exhibit 5.

6.	The SBP is hereby amended by deleting SBP Section 5.5 “Advance Payments” and replacing it in its entirety with a new SBP Section 5.5, attached hereto as Exhibit 6.

7.	The SBP is hereby amended by deleting SBP Section 7.2.2 “Annual Price Adjustments” and replacing it in its entirety with a new SBP Section 7.2.2, attached hereto as Exhibit 7.

8.	The SBP is hereby amended by deleting SBP Section 7.5 “Total Cost Management” and replacing it in its entirety with a new SBP Section 7.5, attached hereto as Exhibit 8.

9.	The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit 9.

10.	The SBP is hereby amended by deleting SBP Attachment 7 “Priced Parts List and Spares Pricing” and replacing it in its entirety with a new SBP Attachment 7, attached hereto as Exhibit 10.

11.	The SBP is hereby amended by deleting SBP Attachment 18 “Abnormal Escalation” and replacing it in its entirety with a new SBP Attachment 18, attached hereto as Exhibit 11.

12.	The SBP is hereby amended by deleting SBP Attachment 27 “Risk Sharing” Section I “Introduction” and replacing it in its entirety with a new SBP Attachment 27 Section I, attached hereto as Exhibit 12.

13.
The SBP is hereby amended by deleting SBP Attachment 27 “Risk Sharing” Section II “Baseline Prices and Risk Sharing Control Limits” and replacing it in its entirety with a new SBP Attachment 27 Section II, attached hereto as Exhibit 13.

14.	The SBP is hereby amended by deleting SBP Attachment 30 “Cost Reduction Achievement Credit” and replacing it in its entirety with a new SBP Attachment 30, attached hereto as Exhibit 14.

15.
The SBP is hereby amended by deleting SBP Attachment 31 “Partner Managed Inventory De-Implementation” Exhibit B and Exhibit C and replacing them in their entirety with a new SBP Attachment 31 Exhibit B and Exhibit C, attached hereto as Exhibit 15.

16.	The SBP is hereby amended by adding a new SBP Attachment 32 “Cost Visibility”, attached hereto as Exhibit 16.

17.	The SBP is hereby amended by adding a new SBP Attachment 33 “Joint Cost Reduction Project Agreement Template”, attached hereto as Exhibit 17.

18.
Entire Agreement. Except as otherwise indicated in this Amendment No. 28, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 28. This Amendment No. 28 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 28, and this Amendment No. 28 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 28, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 28.

19.
No Admission of Liability. No Precedential Value. The Parties acknowledge that this Amendment No. 28 reflects a compromise resolution by the Parties of certain claims and that nothing contained in this Amendment No. 28 constitutes or will be construed as an acknowledgment or admission of liability or absence of liability in any way on the part of the Parties, each of which expressly denies any liability or wrongdoing in connection with such claims, and the Parties agree not to issue any public statement or comment to the contrary. The Parties agree that this Amendment No. 28, and the terms and conditions hereof, including without limitation the figures used to reach all pricing and payment figures herein, will have no precedential value and therefore will not be used in support or defense of any other claim arising from the Parties’ contracts.

20.	Governing Law. This Amendment No. 28 will be governed by the laws of the state of Washington exclusive of Washington’s conflict of laws principles.

21.
Order of Precedence. In the event of a conflict between the terms of this Amendment No. 28 and either the SBP or GTA, the terms of this Amendment No. 28 shall have precedence with respect to the subject matter of this Amendment No. 28.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 28 as of the last date of execution set forth below.

The Boeing Company     Spirit AeroSystems Inc.
Acting by and through its division

Boeing Commercial Airplanes
By:    /s/ Thomas McGuigan        By:     /s/ Eric Bossler
Name:    Thomas McGuigan        Name:    Eric Bossler
Title:    Senior Manager Contracts        Title:    Contract Administrator
Date:    January 30, 2019        Date:    January 30, 2019

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 1

Signature Page

Attachment 1	Work Statement and Pricing

Attachment 2	Production Article Definition and Contract Change Notices

Attachment 3	[Reserved]

Attachment 4	Work Statement Documents

Attachment 5	Boeing AOG Coverage

Attachment 6	Boeing AOG Shipping Notification

Attachment 7	Priced Parts List and Spares Pricing

Attachment 8	Spirit Data Submittals

Attachment 9	On-Site Terms and Conditions Supplement

Attachment 10	Quality Assurance Requirements

Attachment 11	Second Tier Report

Attachment 12	Non-U.S. Procurement Report Form

Attachment 13	[Reserved]

Attachment 14	Production Article Delivery Schedule

Attachment 15	Schedule Change Examples

Attachment 16	Pricing Methodologies

Attachment 17	Commercial Invoice Requirements (Customs Invoice) For Imports into the United States

Attachment 18	Abnormal Escalation

Attachment 19	[Reserved]

Attachment 20	Bonded Stores Requirements

Attachment 21	Boeing Furnished Material and Inventory Reporting Form

Attachment 22	Compliance and Cooperation regarding orders, Permits and Approvals

Attachment 23	Derivatives and Mission Improvement Performance to Plan

Attachment 24	Anti-Lobbying Certificate

Attachment 25	Incentive Payment

Attachment 26	Total Cost Management

Attachment 27	Risk Sharing

Attachment 28	Business Case for Rates Greater Than [*****] Shipsets Per Month

Attachment 29	Incentive Payment for Quality

Attachment 30	Cost Reduction Achievement Credit

Attachment 31	Partner Managed Inventory De-Implementation

Attachment 32	Cost Visibility

Attachment 33	Joint Cost Reduction Project Agreement Template

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 2

AMENDMENTS

Number 23 24 25 26 27 28
Description

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, 3, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

MOU Dated 8-1-17 (Collective Resolution)
Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

PMI De-Implementation
Updated SBP Attachments 1 and 27
Added SBP Section 12.8.6 and Attachment 31

Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Section 7.2.1 and SBP Attachments 1 and 2
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Section A

MOA Dated 12-21-2018 (Collective Resolution 2.0)
Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and SBP Attachments 1, 7, 18, 27, 30, and 31
Added SBP Section 4.12.1 and Attachments 32 and 33
(Concurrently with the MOA, the Parties also executed that certain Settlement and Release Agreement dated 12-21-2018 pertaining to the release and settlement of warranty and various other claims)
	Date 8/3/15 12/16/15 9/22/17 12/14/17 8/17/18 1/30/19	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky R. Satterthwaite L. Hampton H. Langowski L. Hampton T. McGuigan E. Bossler

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 3

4.1.3	Shipset Price for Shipsets [*****] and Beyond
Pricing for Shipsets [*****] and beyond shall be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to the scheduled delivery date for Shipset [*****].

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 4

4.10	Risk Sharing
The Shipset Price for Shipsets [*****] shall be subject to a supplemental payment or credit as provided in SBP Attachment 27 “Risk Sharing”. Any resulting payment shall be due upon amendment of the SBP in accordance with SBP Section 7.8.2 and as provided in SBP Section 5.0. For any resulting credit, Boeing shall be entitled to either (a) set off the amount of such credit against any amounts payable to Spirit hereunder or (b) invoice Spirit for the amount of such costs and expenses, and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct (proper) invoice.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 5

4.12.1        Cost Visibility

For the purposes of carrying out the provisions set forth in SBP Section 4.12 and SBP Attachment 30, Spirit shall provide its Shipset costs to Boeing in accordance with SBP Attachment 32.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 6

5.5	Advance Payments

Notwithstanding the payment due dates for Shipsets specified elsewhere in this SBP, Boeing shall make total advance payments to Spirit for Shipsets in the amount of $[*****] (“Advance Payments”). The schedule for Boeing’s Advance Payments shall be as follows: $[*****] shall be due on [*****]; an additional $[*****] shall be due on each of [*****], [*****], [*****] and [*****]; an additional $[*****] shall be due on each of [*****], [*****], [*****] and [*****]; an additional $[*****] shall be Due on [*****]; an additional $[*****] shall be due on [*****]; an additional $[*****] shall be due on [*****] and [*****]; and an additional $[*****] shall be due on [*****]. Excepting the [*****] payment, Spirit shall invoice Boeing [*****] days prior to these dates. These payments are made for the Work Statement set forth in Attachment 1 - “Work Statement and Pricing”. Notwithstanding anything to the contrary contained herein, in the GTA or in any other agreement between Boeing and Spirit, Boeing shall not be entitled to any offset or credit of the Advance Payments for any amounts owed by Spirit to Boeing under this SBP or otherwise.

The Advance Payments shall be applied against payments due by Boeing to Spirit for the first [*****] Shipsets such that the Shipset Price, for each of the first [*****] Shipsets shall be decreased as follows: $[*****] for shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; $[*****] for Shipsets [*****]; and $[*****] for Shipsets [*****].

In the event that Boeing does not take delivery of [*****] Shipsets under the terms of this SBP prior to the termination of the Program or this SBP, the remaining balance of the Advance Payments shall be first applied against any outstanding payments then due by Boeing to Spirit in respect of the 787 program. Finally, any remaining balance shall be prorated at an equivalent rate of [*****] Shipsets per year, beginning in the month following delivery to Boeing of Spirit’s final production Shipset. Spirit shall make a payment to Boeing on December 15 of each year for the payments due on account of such year until any remaining balance of the Advance Payments has been fully recovered.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 7

7.2.2	Price Adjustments
A separate annual adjustment to Shipset Prices for each model (“Annual Shipset Price Adjustment”) shall be developed using the pricing methodology described in SBP Attachment 16 "Pricing Methodologies".
The Parties agree to negotiate provisions that will (when made effective) supersede Section C of SBP Attachment 16 (the “CER”) in order to appropriately adjust Product Prices for changes made in accordance with SBP Sections 6.0 and 7.0. The provisions will be negotiated beginning twelve (12) months prior to the scheduled delivery of Line Number [*****] and incorporated into the SBP. The provisions will, unless otherwise mutually agreed, be effective at such time as the conditions set forth in the fifth paragraph of SBP Section 7.5.1 are satisfied and will apply to those changes incorporated on or after the last Line Number included in the consecutive six (6) month period used to determine that the aforementioned conditions were satisfied. The new mechanism will take into account both recurring and non-recurring costs associated with the change. In the event the Parties do not reach resolution, the negotiations will continue and be escalated in accordance with GTA Section 25.0 and the SBP Attachment 16 Section C “Annual Shipset Price Adjustment” will remain in effect until a resolution is reached.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 8

7.5	Total Cost Management

7.5.1	Total Cost Management
Boeing and Spirit shall engage in a process herein known as Total Cost Management ("TCM"). Boeing and Spirit shall each identify cost reduction opportunities and work together for implementation. Each Party shall fund and be responsible for those Nonrecurring costs associated with cost reduction activities that are consistent with their RAAs as generally defined by the scope of the SBP and as set forth in SBP Attachment 4 “Work Statement Documents”. Spirit shall provide certain data to Boeing sufficient to guide cost reduction activities, as specified in SBP Attachment 26. Executive reviews will be conducted from time to time to assess progress of cost reduction activities.
Boeing shall provide at its cost dedicated personnel and engineering resources to Spirit to enable opportunities to reduce costs in an efficient manner. Such opportunities shall include, but not be limited to, raw material cost ([*****]), limited source suppliers, source-controlled drawing parts, and further reductions on supply chain optimization parts (i.e. should-cost pricing).
For purposes of benchmarking and sharing best practices, Boeing shall provide its champion factory performance metrics for 787 Section 47 and 787 Section 48 to Spirit on a regular basis (at least quarterly). Such metrics shall include, but not be limited to, hours per unit, flow days, headcount, and overall process effectiveness (“OPE”)/overall equipment effectiveness (“OEE”).
The Parties shall utilize the TCM program set forth in SBP Attachment 26, which sets forth the general methodology to be used by the Parties to identify and implement cost reduction opportunities.
The provisions set forth in this SBP Section 7.5.1 and SBP Attachment 26 will be in effect for cost reduction opportunities and activities completed prior to all of the following conditions being satisfied: (i) delivery of Shipset [*****]; and (ii) Spirit’s average Shipset costs over a consecutive six (6) month period are below $[*****] per 787-8 Shipset, $[*****] per 787-9 Shipset, and $[*****] per 787-10 Shipset (“Cost Targets”). In the event Spirit’s statement of work in SBP Attachment 1 is modified, the Cost Targets will be appropriately adjusted by mutual agreement.
Formula: [[(Number of 787-8 Deliveries x $[*****]) + (Number of 787-9 Deliveries x $[*****]) + (Number of 787-10 Deliveries x $[*****])] / (Total Number of 787 Deliveries)] - (Total Shipset Cost / Number of 787 Deliveries)
If result is > $0 and delivery of Shipset [*****] has occurred, then the conditions are satisfied.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 8
Note: The Shipsets to be included in the calculations will be based on the Section 41 units delivered by Spirit to Boeing in a given consecutive six (6) month period.

At such time as the aforementioned conditions are satisfied, the Parties will engage in a joint cost reduction program. The joint cost reduction program will be administered in a form to be mutually agreed by the Parties and the Parties will share nonrecurring costs and recurring savings equally. The Parties will utilize a Project Agreement as set forth in SBP Attachment 33 to document each mutually-agreed joint cost reduction project. The line number effectivity for any Project Agreement will be as specified in the applicable Project Agreement, but in no event will it be earlier than the first line number immediately following the final line number included in the consecutive six (6) month period used to determine that the conditions set forth in the fifth paragraph of this SBP Section 7.5.1 were satisfied.
For projects in work at the time the conditions set forth in the fifth paragraph of this SBP Section 7.5.1 are satisfied, the Parties will [*****] nonrecurring costs and recurring savings as subsequently documented in a mutually-agreed Project Agreement.
For clarity, until such time as the conditions set forth in the fifth paragraph of this SBP Section 7.5.1 are satisfied, the provisions set forth in this SBP Section 7.5.1 and SBP Attachment 26 shall remain in effect.
7.5.1.1    Cost Visibility

For the purposes of carrying out the provisions set forth in SBP Section 7.5.1, Spirit shall provide its Shipset costs to Boeing in accordance with SBP Attachment 32.
7.5.2    Relationship to D&MI Nonrecurring Work
For the avoidance of doubt, nothing in this SBP Section 7.5, including Nonrecurring funding provisions specific to this SBP Section 7.5, shall modify the process for payments for Nonrecurring Work for D&MI activities set forth in Attachment 23 to the SBP.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 9
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 9
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advanced Payment Recovery (Per Shipset)

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
[*****]					

Boeing Amendment 17 Cost Recovery (per Shipset)

[*****]

Annual Price Adjustment Line Number [*****] Nonrecurring Allocation through [*****] /Line Number [*****]
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

LN [*****] Total	Engineering	Tooling
[*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 9
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 10

SBP ATTACHMENT 7 TO
SPECIAL BUSINESS PROVISIONS

PRICED PARTS LIST AND SPARES PRICING
(Reference SBP Sections 3.3.2.1, 3.3.4.6, 3.5.2.1, 4.3.1, 4.3.4.1, 4.3.4.2, 4.3.2, 4.5, 4.6.1, 4.6.2, 12.1.3, 12.10.1)

A.	Template for Creation of IPPL and Spare Parts Price Catalog (SPPC) as defined in SBP Section 3.5

Indent								Section 41 Example								
1	2	3	4	5	6	7	8	Part Number	Nomenclature	Price	Purchased Assy Details	Purchased Sub-Assy Details	Calculation for Average Assy Price	Calculation for Average Detail Price	Comments	Calculation
1								End Item [*****]		ACP					[*****]	
								EI Less NRE		$XX						
								Spirit EI Assy/Inst Effort		$XX						
	2							A								
		3						B								
			4					C		$XX				$XX		
			4					D		$XX				$XX		
		3						E								
			4					F		$XX			$XX			
				5				G			$XX			$XX		
				5				H			$XX			$XX		
			4					I		$XX				$XX		
			4					J								
		3						K								
			4					L		$XX			$XX*			
				5				M			$XX			$XX		
				5				N			$XX		$XX			
					6			O				$XX		$XX		
					6			P				$XX		$XX		
								Total Details & Purchased Assys =		[*****]						

[*****]

IPPL Outline and Criteria

Indentured Parts list will be priced to a spareable part level.

IPPL pricing will be equivalent to the detail part pricing reflective of the [*****] Price based on an [*****]. (The Parties shall mutually agree on the projected model mix to calculate the [*****].)
IPPL Pricing does not include Standards. Parties will establish a separate pricing list for Standards using [*****]methodology.
IPPL Pricing to be updated with the [*****]activity if necessary.
IPPL Document to list [*****]prices for part families.

IPPL Document to list [*****]price for details and for assemblies (not including [*****])

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 11

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation
(Reference SBP Section 4.1.2)

The following Section A (the “Legacy Model” of Abnormal Escalation) will be in effect, except during the time period of [*****]. During this period when the Legacy Model is not applicable, the formula in Section B below will be used to calculate Abnormal Escalation; this formula will be called the “Revised Model” of Abnormal Escalation.

Price adjustments occurring on January 1 of a given year will be determined by the model that is in effect during the previous year (i.e. Prices paid by Boeing to Spirit in [*****] will reflect any potential Price adjustments for Abnormal Escalation utilizing the Legacy Model measured in [*****]).

A.     Abnormal Escalation - Legacy Model

1.
Shipset Prices will be adjusted for Abnormal Escalation as provided below. In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year (“Abnormal Escalation”), the Shipset Prices, as applicable, for the subsequent calendar year shall be adjusted by that percentage value which exceeds [*****]. Abnormal Escalation is calculated each year against the Shipset Prices, as applicable, effective for that year and is not cumulative. The adjusted Shipset Prices will revert back to the SBP Attachment 1 Shipset Prices at the beginning of the subsequent calendar year.

Any prolonged extraordinary inflation would be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the Shipset Prices will be determined by the following economic indices:

A.    Material -[*****]

B.    Labor -[*****]

Composite - [*****]

3.	Special Notes:

In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Spirit shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 11

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation (cont.)

All calculations will be held to a six (6) decimal place level of precision.

Indices shall be pulled on November 15th of each year.

4.	Abnormal Escalation Formula:

Adjustments to the Shipset Prices, if any, for the period 2008 through 2022 shall be calculated as follows:

[*****]

Where [*****]

A = Adjusted Shipset Prices (20X2 Price)
B = Base Shipset Prices
IP = Percentage of composite index as compared to the previous year
MC = Current material index value (September 20X1)
MP = Previous year material index value (September 20X0)
LC = Current labor index value (3rd quarter 20X1)
LP = Previous year labor index value (3rd quarter 20X0)

5.	Example: Abnormal Escalation Price Increase

B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]
Since IP > [*****], clause is triggered

2009 Unit Price = [*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 11

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation (cont.)

6. Example: Abnormal Escalation Clause Not Triggered

B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]
Clause not triggered because (IP < [*****])]

B.     Abnormal Escalation - Revised Model

1.
Shipset Prices will be adjusted for Abnormal Escalation as follows. In the event that escalation, as determined by a composite of the identified below indices, exceeds [*****] (“Abnormal Escalation”), the Shipset Prices for the subsequent calendar year shall be adjusted by [*****]. Abnormal Escalation is calculated each year against the Shipset Prices effective for that year and [*****]. The adjusted Shipset Prices will [*****].

Any prolonged extraordinary inflation will be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the Shipset Prices will be determined by the following economic indices:

A.	Material - [*****].

B.	Labor - [*****].
Composite - [*****].

3.	Special Notes:
In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Spirit shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

All calculations will be held to a six (6) decimal place level of precision.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 11

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation (cont.)

Indices shall be pulled on November 15th of each year.

4.	Formula and Examples:

4.1	Formula

4.2	Example 1 (escalation measured in November [*****]):

Weighted Escalation Percentage = [*****]
Because [*****]<[*****], no adjustments will be made for Abnormal Escalation for [*****] Prices

4.3	Example 2 (escalation measured in November [*****])

Weighted Escalation Percentage = [*****]

Because [*****]>[*****], adjustments will be made for Abnormal Escalation for [*****]Prices
[*****]= [*****]Price Adjustment for [*****]Prices

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 12

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing
(Reference SBP Section 4.10)

I.	Introduction

A.
The Prices for Shipsets [*****] set forth in SBP Attachment 1 are subject to an annual risk sharing supplemental payment or credit as set forth in this Attachment 27. The evaluation of a supplemental payment or credit shall take place beginning in the second calendar quarter of the year following the delivery of Shipset [*****]and in each second calendar quarter annually thereafter, if applicable. The final evaluation of a supplemental payment or credit shall be made in the second calendar quarter of the year following Spirit’s delivery to Boeing of Shipset [*****].

B.
The evaluation of Spirit’s costs for Shipsets [*****] and any supplemental payment or credit hereunder shall begin upon receipt of Spirit’s costs in accordance with the templates in this SBP Attachment 27, Section VI (the “Cost Templates”), which shall be submitted no later than [*****], and conclude no later than the [*****].

A.
An annual supplemental payment or credit shall be determined based on the combined result of 2 evaluations: 1) the Price effect of all change as calculated annually in accordance with SBP Section 7.2 and Attachment 16; and 2) a risk sharing calculation when certain Spirit cost conditions exist as specified and calculated in this Attachment 27, if applicable.

B.
Notwithstanding the above provisions, for purposes of evaluating risk and identifying opportunity, Spirit shall provide its costs to Boeing on or about [*****] utilizing the templates in this SBP Attachment 27, Section VI (the “Cost Templates”). The final submittal from Spirit to Boeing of Spirit’s costs in accordance with this SBP Attachment 27 shall be on or about [*****].

C.
For the avoidance of doubt, beginning with Shipset [*****], costs shall not be subject to an Annual Review as set forth in this SBP Attachment 27 Section IV or the validation and audit process as set forth in this SBP Attachment 27 Section V.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 13

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

I.	Baseline Prices and Risk Sharing Control Limits

A.
The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 13

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

787-9 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]
Shipsets [*****]	[*****]	[*****]	[*****]

787-10 Model	(A)	(B)	(C)
	Attachment 1 Price less Attachment 31 Exhibit B Recurring Supplemental Payment	Upper Limit	Lower Limit
Shipsets [*****]	[*****]	[*****]	[*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 14

SBP ATTACHMENT 30 TO
SPECIAL BUSINESS PROVISIONS

Cost Reduction Achievement Credit
(Reference SBP Section 4.12)

I.
Shipsets [*****] shall be subject to an annual cost reduction achievement credit evaluation as set forth in this SBP Attachment 30. The provisions set forth herein shall apply to only 787[*****] and 787[*****]Shipsets and shall not apply to 787[*****]Shipsets. The evaluation shall take place beginning in the third calendar quarter of the year following the delivery of Shipset [*****]and in each third calendar quarter annually thereafter. The final evaluation shall be made in the third calendar quarter of the year following Spirit’s delivery of Shipset [*****]. For the avoidance of doubt, all calculations shall be made on a total Shipset basis and not at an individual work package basis. The Shipsets to be included in the annual evaluation shall be based on the Section 41 units delivered by Spirit to Boeing in a given calendar year.

II.
The credit shall be calculated using the cost templates set forth in SBP Attachment 32 containing Spirit’s Shipset costs and the cost figures identified in Table A below. In the event Spirit’s statement of work is modified due to work transfers in accordance with the SBP, the Parties shall determine whether an adjustment to the cost figures is appropriate and modify the cost figures in Table A below accordingly.

Table A

Model	Shipsets	Annual Production Rate	Cost Figure
787[*****]	Shipsets [*****]	<[*****] APM	No credit evaluation
787[*****]	Shipsets [*****]	[*****] APM	$[*****]
787[*****]	Shipsets [*****]	Between [*****]& [*****] APM	[*****] calculated per paragraph IV below
787[*****]	Shipsets [*****]	[*****] APM	$[*****]
787[*****]	Shipsets [*****]	>[*****] APM	No credit evaluation

For Shipsets [*****], in the event Spirit’s average annual Shipset cost is less than the cost figures identified in Table A above, the Parties will [*****] share [*****] the difference between the applicable [*****] figures identified above and the [*****] Shipset [*****].

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 14

SBP ATTACHMENT 30 TO
SPECIAL BUSINESS PROVISIONS

Cost Reduction Achievement Credit (cont.)

III.
For any resulting credit, Boeing shall submit an invoice to Spirit for the mutually agreed amount and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct and accurate invoice.

IV.
In the event the production rate is not constant at [*****] Shipsets per month or [*****] Shipsets per month in a given year, the Parties will utilize a [*****] based on the production rate break(s) and the cost figures identified in the table above to determine the appropriate cost figure to complete the evaluation. In the event the production rate is decreased to less than [*****] Shipsets per month or increased to greater than [*****] Shipsets per month, the provisions set forth in this SBP Attachment 30 shall not apply.

V.
In the event Spirit’s [*****] Shipset [*****] is less than the applicable [*****] figure identified in Table A above and the Parties reasonably determine that the associated [*****] reductions were proposed and initiated by Spirit, the Parties shall mutually agree on an appropriate substitute method in lieu of the foregoing to share such savings below the applicable [*****] figure that reflects the relative participation of the Parties in achieving such [*****] reduction. For the avoidance of doubt, Boeing’s share shall not exceed [*****] percent [*****] for any such substitute method.

Examples

1.	For Shipsets [*****] ([*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure.
a. Credit calculation: [*****]
b. Example: [*****]

2.	For Shipsets [*****] ([*****] Shipsets at [*****] APM and [*****] Shipsets at [*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure.
a. Credit calculation: [*****]
b. Example: [*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 15

SBP ATTACHMENT 31 TO
SPECIAL BUSINESS PROVISIONS

Partner Managed Inventory De-Implementation (cont.)

Exhibit B

Work Package	Line Numbers	Recurring Supplemental Payment
		787-8	787-9	787-10
[*****]	[*****]	[*****]	[*****]	[*****]

Exhibit C

Work Package	Line Numbers	Established Transfer Cost
		787-8	787-9	787-10
[*****]	[*****]	[*****]	[*****]	[*****]

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility
(Reference SBP Sections 4.12.1 and 7.5.1.1)

I.
The cost templates set forth in Exhibits A, B, C, D, and E hereto will be provided to Boeing on or about [*****] and [*****] each year beginning in [*****]. At such time as Spirit’s [*****] Shipset [*****] is at or below $[*****], the cost templates will be provided to Boeing [*****] until such time the conditions specified in the fifth paragraph of SBP Section 7.5.1 have been satisfied. Once the aforementioned conditions are satisfied, the cost templates will be provided to Boeing on or about [*****] of each subsequent year.

The Shipsets to be included in each submittal will be determined by the Section 41 Line Numbers delivered from Spirit to Boeing in the prior applicable period.

Such templates are an initial definition of the appropriate level of detail intended to accomplish the required objectives of SBP Section 4.12 and SBP Attachment 30 and SBP Section 7.5.1. Boeing may request reasonable adjustments to these templates for the purpose of providing Boeing better insight in the pursuit of these objectives. Boeing’s requests for adjustment will recognize the capabilities of Spirit’s accounting systems. These templates are also subject to revision based on changes to Spirit’s accounting systems.

Spirit agrees to address any inquiries as reasonably requested by Boeing for the purposes of understanding Spirit’s costs.

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility (cont.)

Exhibit A
Section 41 Assigned Value Template

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility (cont.)

Exhibit B
Pylon Assigned Value Template

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility (cont.)

Exhibit C
Wing Movable Leading Edge Assigned Value Template

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility (cont.)

Exhibit D
Wing Fixed Leading Edge Assigned Value Template

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 16

SBP ATTACHMENT 32 TO
SPECIAL BUSINESS PROVISIONS

Cost Visibility (cont.)

Exhibit E
Total Shipset Cost Summary

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 17

SBP ATTACHMENT 33 TO
SPECIAL BUSINESS PROVISIONS

Joint Cost Reduction Project Agreement Template

The template below is a notional example for the Parties to utilize for each Project Agreement. The template is subject to change based on mutual agreement.
Project Agreement #________
Project Name:___________________________________
This Project Agreement #________ (“Project Agreement”) is entered into as of the date of last signature in the signature block below (“Effective Date”) between The Boeing Company (“Boeing”) and Spirit AeroSystems, Inc. (“Spirit”). Boeing and Spirit are referred to herein collectively as the “Parties” or individually as a “Party”. Capitalized terms used but not defined herein shall have meanings ascribed to such terms in the 787 Contract (as defined below).
1.0    TERMS AND CONDITIONS
1.1    This Project Agreement is entered into pursuant to Attachment 33 of SBP BCA-MS-65530-0019.
1.2    Except as specified herein, all terms and conditions of the Special Business Provisions BCA-MS-65530-0019 (“SBP”) and the General Terms Agreement BCA-65520-0032 (“GTA”) between the Parties (collectively the “787 Contract”) shall apply. In the event of a conflict between the terms of this Project Agreement and the 787 Contract, the terms of this Project Agreement shall have precedence with respect to the subject matter of this Project Agreement.
2.0    COST REDUCTION WORK STATEMENT
2.1    Project Name: ___________________________ (the “Project”)
2.2    Description of Project
2.3    Start Date and Anticipated Milestones
2.4    Technical Work Scope:
2.4.1
2.4.2
2.4.3    Parts Affected

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 17

SBP ATTACHMENT 33 TO
SPECIAL BUSINESS PROVISIONS

Joint Cost Reduction Project Agreement Template (cont.)
a.    Production Articles Impacted
b.    Part Numbers Impacted
3.0    IMPLEMENTATION
3.1    Planned Line Unit of Incorporation
3.2    Key Boeing activities
3.3    Key Spirit activities
4.0    RESPONSIBILITIES
4.1    Spirit
4.2    Boeing
4.3    Spirit Deliverables
4.4    Boeing Deliverables
5.0    SCHEDULE
5.1    Implementation Schedule
6.0    ESTIMATED NON-RECURRING INVESTMENTS AND RECURRING COST SAVINGS
6.1    Estimated Non-Recurring Investment ([*****])
6.1.1    Spirit NRE and Supporting Documentation
6.1.2    Boeing NRE and Supporting Documentation
6.2    Estimated Spirit Recurring Cost Delta
6.2.1    Total Cost Reduction Value

SBP BCA-MS-65530-0019, Amendment No. 28 Exhibit 17

SBP ATTACHMENT 33 TO
SPECIAL BUSINESS PROVISIONS

Joint Cost Reduction Project Agreement Template (cont.)
7.0    TERMINATION PROCEDURE
7.1     Convenience
7.2     Default
The Parties have caused this Project Agreement to be executed by their duly authorized representatives as of the last date set forth below.

The Boeing Company             Spirit AeroSystems, Inc.
Boeing Commercial Airplanes
By: _________________________    By: _____________________________
Name: ______________________    Name: __________________________
Title: _______________________    Title: ___________________________
Date: _______________________     Date: ___________________________